Exhibit 10.2

Fortress Investment Group LLC

1345 Avenue of the Americas

New York, New York 10105

February 20, 2014

Brookdale Senior Living Inc.

111 Westwood Place, Suite 400

Brentwood, Tennessee 37027

Letter Agreement

Re: Stockholders Agreement

Reference is made to (i) the Stockholders Agreement, dated as of November 28, 2005 (as amended, the “Stockholders Agreement”), by and among Brookdale Senior Living Inc. (the “Company”), FIT-ALT Investor LLC, Fortress Brookdale Acquisition LLC, Fortress Investment Trust II and Health Partners, and (ii) the Agreement and Plan of Merger, dated as of February 20, 2014 (the “Merger Agreement”), by and among the Company, Broadway Merger Sub Corporation and Emeritus Corporation. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders Agreement or the Merger Agreement, as applicable.

The holders of shares of Common Stock party to the Stockholders Agreement (together with their Affiliates that hold shares of Common Stock, the “Stockholders”) agree that they will not exercise their registration rights under the Stockholders Agreement in connection with any Underwritten Offering of shares of Common Stock following the execution of the Merger Agreement until the earlier of (x) the date the Form S-4 is filed with the SEC or (y) the date the Merger Agreement is terminated. The Company hereby acknowledges and agrees that it shall not take any action pursuant to, or exercise any rights under, Section 5.3(d) of the Stockholders Agreement in connection with any sale or distribution of shares of Common Stock by any Stockholder following the Form S-4 being filed and prior to the Closing (such period, the “Offering Period”). The Company hereby further acknowledges and agrees that (1) it shall not conduct any sale or distribution, including any Public Offering (other than pursuant to the Form S-4 or any Registration Statement on Form S-8), of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such equity securities (all such securities, “Equity Securities”) following the date of this letter agreement and until the expiration of a period of 30 consecutive days following the filing of the Form S-4 during which the financial information set forth in the Form S-4 and Shelf Registration Statement is not “stale” (such 30 day period, the “Restricted Period”) and, (2) if any Stockholder or group of Stockholders conducts a sale or distribution of shares of Common Stock during the Restricted Period of at least 5,000,000 shares in the aggregate, then the Company shall not conduct any sale or distribution, including any Public Offering (other than pursuant to the Form S-4 or any Registration Statement on Form S-8), of Equity Securities, for at least 30 days following the completion of such sale or distribution by the Stockholder. In the event that the Company conducts any sale or distribution, including any Public Offering, of Equity Securities, the

Company acknowledges and agrees that notwithstanding anything to the contrary in Section 5.5 of the Stockholders Agreement, the Stockholders shall not be required to refrain from effecting any public sale or distribution of Equity Securities for a period in excess of 30 days following the completion of such sale or distribution by the Company.

The Company further acknowledges and agrees that it shall comply with its obligations under Section 6.01(a) of the Merger Agreement and shall use its reasonable best efforts to cause Emeritus Corporation to comply with its obligations under Sections 6.01(a) and 6.10 of the Merger Agreement, in each case as such sections of the Merger Agreement are in effect on the date hereof.

Notwithstanding anything in the Stockholders Agreement to the contrary, in the event that at any time the Stockholders have Beneficial Ownership of (i) less than 10% of the Voting Power of the Company in the aggregate, then FIG LLC shall cause one director designated by it to immediately resign from the Company Board and (ii) less than 5,000,000 shares of Common Stock in the aggregate, then (a) FIG LLC shall cause the remaining director designated by it to immediately resign from the Company Board; (b) the provisions of Section 5.5 of the Stockholders Agreement shall no longer be applicable; and (c) (1) if any Stockholder exercises its rights under Section 5.2(a) of the Stockholders Agreement in connection with a Piggyback Registration and (2) Section 5.2(b) of the Stockholders Agreement applies to such Piggyback Registration, then, notwithstanding Section 5.2(b)(i) of the Stockholders Agreement, the Company will include in the registration statement applicable to such Piggyback Registration all of the Registrable Securities sought to be registered by the Stockholders which exercised their rights under Section 5.2(a) of the Stockholders Agreement before it includes any securities sought to be included by the Company or any other person.

If and to the extent that a Stockholder holds shares of Common Stock as of the record date for the Parent Shareholders Meeting and is entitled to vote such shares at the Parent Shareholders Meeting (such shares of Common Stock, the “Subject Shares”), such Stockholder shall (i) appear at the Parent Shareholders Meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of its Subject Shares in favor of (x) the approval of the Stock Issuance and (y) the approval and adoption of the Parent Charter Amendment. The Stockholders’ obligations set forth in this paragraph shall terminate upon the making of any waiver, amendment or other modification of the Merger Agreement that (i) increases the amount or value of, or changes the type of, consideration payable to the holders of shares of Company Common Stock or (ii) is otherwise adverse to holders of shares of Common Stock.

The substantive laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this letter agreement, without regard to conflicts of law doctrines. THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO DISPUTES HEREUNDER.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LETTER AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF

NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS LETTER AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND THE APPELLATE COURTS THEREOF. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS FOR NOTICES SET FORTH IN THE STOCKHOLDERS AGREEMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS LETTER AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

The invalidity, illegality or unenforceability of one or more of the provisions of this letter agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this letter agreement, including any such provisions, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

Each party hereto acknowledges and agrees that a violation of any of the terms of this letter agreement will cause the other parties irreparable injury for which an adequate remedy at law is not available. Therefore, the parties agree that each party shall be entitled to, an injunction, restraining order, specific performance or other equitable relief from any court of competent jurisdiction, restraining any party from committing any violations of the provisions of this letter agreement.

Except as expressly set forth herein, the Stockholders Agreement remains in full force and effect and shall not be deemed to have been further amended by this letter agreement.

This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same letter agreement.

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IN WITNESS WHEREOF, each of the parties has caused this letter agreement to be duly executed on its behalf as of the day and year first above written.

BROOKDALE SENIOR LIVING INC.

By:	/s/ T. Andrew Smith
Name: T. Andrew Smith
Title: Chief Executive Officer

[Signature Page to Letter Agreement]

FORTRESS INVESTMENT FUND IV (FUND A) L.P.
FORTRESS INVESTMENT FUND IV (FUND B) L.P.
FORTRESS INVESTMENT FUND IV (FUND C) L.P.
FORTRESS INVESTMENT FUND IV (FUND D) L.P.
FORTRESS INVESTMENT FUND IV (FUND E) L.P.
FORTRESS INVESTMENT FUND IV (FUND F) L.P.
FORTRESS INVESTMENT FUND IV (FUND G) L.P.
FORTRESS INVESTMENT FUND IV (COINVESTMENT FUND A) L.P.
FORTRESS INVESTMENT FUND IV (COINVESTMENT FUND B) L.P.
FORTRESS INVESTMENT FUND IV (COINVESTMENT FUND C) L.P.
FORTRESS INVESTMENT FUND IV (COINVESTMENT FUND D) L.P.
FORTRESS INVESTMENT FUND IV (COINVESTMENT FUND F) L.P.
FORTRESS INVESTMENT FUND IV (COINVESTMENT FUND G) L.P.

By	its General Partner Fortress Fund IV GP L.P.

By	its General Partner Fortress Fund IV GP Holdings Ltd.

By:	/s/ John Morrissey
Name: John Morrissey
Title: Chief Financial Officer

[Signature Page to Letter Agreement]

FORTRESS RIC COINVESTMENT FUND LP

By its General Partner RIC Coinvestment Fund GP LLC

By:	/s/ John Morrissey
Name: John Morrissey
Title: Chief Financial Officer

[Signature Page to Letter Agreement]

WESLEY EDENS (as Permitted Transferee of PRIN 2 HOLDING LLC)

By:	/s/ Wesley Edens
Name: Wesley Edens

[Signature Page to Letter Agreement]

RANDAL NARDONE (as Permitted Transferee of PRIN 3N HOLDING LLC)

By:	/s/ Randal Nardone
Name: Randal Nardone

[Signature Page to Letter Agreement]

DBD BKD LLC (as Permitted Transferee of Drawbridge Special Opportunities Fund LP)

By:	/s/ David N. Brooks
Name: David N. Brooks

[Signature Page to Letter Agreement]

DBO BKD LLC (as Permitted Transferee of Drawbridge Special Opportunities Fund Ltd.)

By:	/s/ David N. Brooks
Name: David N. Brooks

[Signature Page to Letter Agreement]

FIG LLC

By:	/s/ David N. Brooks
Name: David N. Brooks

[Signature Page to Letter Agreement]